SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: June 1, 2001


                            UPSIDE DEVELOPMENT, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 000-26235                39-1765590
          --------                 ---------                ----------
(State of Incorporation) (Commission File Number)(IRS Employer Identification #)


                        141 North Main Street, Suite 207
                           West Bend, Wisconsin 53095
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                  262-334-4500
                    ----------------------------------------
              (Registrant's telephone number, including area code)

     ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         On June 1, 2001, Director and COO, David Bezalel submitted his resignation to the Company. He voluntarily terminated his employment agreement and returned the preferred shares issued to him.

         The Company has not replaced him on the Board of Directors or as an Executive Officer at this time.


     EXHIBITS

         None



     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


         By: /s/ Michael Porter
         ---------------------------------
         Michael Porter, CEO                           Date:  August 1, 2001